Exhibit 99.3

Limited Liability Company "Gorstovoe"

Financial Statements

for the 1st Quater, ended 31March 2007

 Contents

1. FINANCIAL STATEMENTS	3
1.1. Balance Sheet	4
1.2. Statement of Income	5
1.3. Statement of Cash Flow	6
1.4 Statement of Changes in Shareholders Equity	7

2. Notes to the Financial Statements	8

2. FINANCIAL STATEMENTS
2.1. Balance Sheets

Balance Sheets

Limited Liability Company "Gorstovoe"

in United States dollars	Notes	March 31 2007	December 31 2006
Assets
Current assets
Cash and equivalents		564	$12,179
Prepayments to vendors & suppliers		241,087	238,349
Accounts receivable from customers		20,407	2,499
Inventory		48,819	54,606
Total current assets		310,878	307,634
Non-current assets
Property, plant and equipment at cost
Plant & Equipment		10,907	10,774
Less accumulated depreciation		(9,036)	(8,243)
Property, plant and equipment at cost (net)		1,870	2,531
Construction in progress		7,399,213	7,309,347
Non-current deffered income tax		13,373	13,211
other assets		1,485,722	1,479,299
Total non-current assets		8,900,179	8,804,388
Total assets		9,211,057	$9,112,022
Liabilities and Shareholders Equity
Current liabilities
Loans payble		593,500	557,011
Accounts payable to vendors & suppliers		881,941	839,328
Taxes payable		16,258	10,250
Salaries payable		30,985	11,202
Total current liabilities		1,522,684	1,417,791
Total laibilities		1,522,684	1,417,791
Shareholders equity:
Chartered capital		9,033,266	9,033,267
Retained earnings(deficit)		(2,011,359)	(1,635,177)
Current retained earnings		(140,985)	(376,182)
Other comprehensive gains		807,449	672,322
Total shareholders equity		7,688,372	7,694,230
Total liabilities and shareholders equity		$9,211,057	$9,112,022

Limited Liabilities Company «Gorstovoe» ________________

Statement of Income

Limited Liability Company "Gorstovoe"

For the 1st Quater ended March 31, 2007	Notes	in USD
Sales		17,908
Costs and expenses
Cost of sales		(5,787)
Amortization		(793)
Corporate administration		(97,915)
Operating Income/Loss		(104,496)
Other income (expense)
Interest expenses		(36,489)
Interest income
other income( expense)
Income from continuing operations before income tax and other items		(140,985)
Deferred Income tax benefit
Net income for the period		(140,985)

Other comprehensive Income (Loss)
Currency translation adjustments (net)		135,127
Changes in fair value of investments
Other comprehensive Income (Loss) before income tax
Income tax recovery related to OCI
Other comprehensive Income (Loss) net of tax		135,127

Statement of Cash Flow (direct metod)

Limited Liability Company "Gorstovoe"

	For the 1st Quater ended March 31, 2007	Notes	in USD
A.	Cash flows from operating activities
	Cash inflows operating activities:
	From customers
	Other income
	Cash outflows from operating activities
	Cash paid to suppliers
	Cash paid for admistrative expenses		11,614
	Cash paid interest expense
	Net cash inflow (outflow) from operating activies		(11,614)
B.	Cash flows from investing activities:
	Cash outflows (investments in the following):
	Property, plant, and equipment
	Purchase notes
	Cash loan to CRB
	Cash inflows
	Sale of property plant and equipment
	Sale notes
	Collections on loan (excluding interest)
	Net cash inflow (outflow) from investing activities
C.	Cash inflows (outflow) from financial activities:
	Cash inflows (obtainet from the following sources):
	Cash deposits by customers
	Cash from short-term debt
	Cash from long-term debt
	Issuance of company stock
	Cash outflows (cash payments related to financing):
	Payment on shot-term debt
	Dividends paid (cash to owners)
	Net cash inflow (outflow) from financial activities
D.	Net cash inflow (outflow) from currency exchange rate changes
	Currency translation adjustments (net)
	Net increase (decrease) in cash during the period		(11,614)
	Cash at beginning of quarter		12,179
	Cash at end of quarter		564

Statement of Changes in Shareholders' Equity.

Limited Liability Company "Gorstovoe"

For the 1st Quater ended March 31, 2007	Notes	1st Quarter 2007

Chartered capital
at Jan 1st		9,033,267
additions		-
at Mar 31st		9,033,267

Retained earnings

at Jan 1st		(2,011,359)
Net Income/ Loss		(140,985)
at Mar 31st		(2,152,344)
Currency translation adjustments (net)		807,449
Total stockholders' capital		7,688,372

3. NOTES TO THE FINANCIAL STATAMENTS

1.   Operations and Business

Gorstovoe Limited Liability Company, (the Company), was incorporated on April 23, 2002 in accordance to the Federal Law ¹ 14 - Federal Law, from February 08, 1998 “About societies with limited liability” in Tomsk city. The assets of construction in progress are situated in Tomsk region nearby Strejevoi settlement. The office of the Company is situated in Tomsk city.
The Company’s main activity is investing in assets directed to oil and petroleum gas production. The production will start after completion of necessary construction work.
The Company has obtained licenses from the government authorities for:
a)
exploration activity, mineral exploration, mining operations of oil and gas in Gorstovoe oilfield, the license is valid till March 18, 2014. The Company has licensing agreement of use conditions in Gorstovoe oilfield which is the integral part of the license.

b)	well operations, the license is valid till January 31, 2008.
c)	mining of soil, the license is valid till December 31, 2008.
d)	surveyor operations, the license is valid till May 31, 2009.
e)	underground water extraction, the license is valid till December 31, 2010.

We have to draw attention that the Company has been warned with Federal Agency of Ministry of Natural resources about violations of the license agreement of use conditions in Gorstovoe oilfield:
-	the oilfield has not been set into trial exploitation yet;
-	the estimation of oil reserves in the oilfield and the Plan of operation and maintenance phase of exploitation has not been submitted to the Federal Agency.
According to this notification issued on April 20, 2007 the Company has 9 months to eliminate these violations.
The Company intends to eliminate the inconsistencies within this period.

2.   Summary of Significant Accounting Policies

The accounting policies of the Company are in accordance with generally accepted accounting principals of the United States of America, and their basis of application is consistent with that of the previous year. Outlined below are those policies considered particularly significant.

a)	Cash and Cash Equivalents
For purposes of the statement reporting within the statement of cash flows, cash includes currency, cheques issued by others, other currency equivalents and current deposits. Cash equivalents include securities and short-term market instruments that can be easily converted into cash. Investments that mature within three months from the investment date are also included as cash equivalents.

b)	Inventories
Expenses for purchase the materials, necessary for construction work and for administrative expenses include applicable purchase costs and operating expenses. Materials and supplies inventories are recorded at the lower average cost or net realizable value.

c)	Property, Plant and Equipment
Property, Plant and Equipment are stated at historical costs. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charged to expense as incurred. Building expenses for oil and petroleum gas production equipment are capitalized. Depreciation is provided, using straight-line method. The rates of depreciation are formulated to charge operation with the cost of the equipment over their estimated useful lives as follows:
Computer and other electronic
equipment      3-5 years.

d)  Construction in progress
Assets in the course of construction are capitalized in the construction work in progress account. On completion, the cost of construction is transferred to the appropriate category of tangible fixed assets.
No depreciation is charged on assets in the capital work in progress account. These assets are depreciated upon their transfer to appropriate category of tangible fixed assets.
Costs related to managing capital construction are accumulated over the reporting period (financial year) and allocated at the end of the reporting period (financial year) among costs of items registered as non-operational assets as of the end of the year in proportion to actual costs incurred in the appropriate reporting period (financial year) in respect of each of the items.

e)  Use of Estimates
Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount reported in the financial statements and related no financial statements and related notes to financial statements. These estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates, although management does not believe such changes will materially affect the financial statements in any individual year.

f)  Foreign Currency Translation
The Company accounts for foreign currency translation pursuant to SFAS ¹ 52, “Foreign Currency Translation” (“SFAS 52”). The Company’s functional currency is the Russian Rouble. Under SFAS 52, all assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

The principal exchange rates against US dollars were:

	3 months ended
	31 March 2007	31 December 2006

AVERAGE
RUR	26,2880	27,1318
CLOSING
RUR	26,0113	26,3311

g)   Environmental liabilities
Liabilities for environmental remediation are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

h)   Pension and post-employment benefits
The Company’s mandatory contributions to the governmental pension plan are expensed when incurred. Discretionary pensions and other post-employment benefits are not material.

i)	Income Tax
The Company’s for taxes pursuant to SFAS ¹ 109, “Accounting for Income Taxes”. Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

j)	Comprehensive Income
The Company adopted Statement of Financial Accounting Standard (“SFAS”) ¹ 130, “Reporting Comprehensive Income” SFAS ¹ 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements.

k)	Financial Instruments

Fair Value

Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from the financial instruments.
Foreign Currency Risk Exchange restrictions and controls exist relating to converting Russian Roubles to other currencies. At present, the Russian Rouble is not a convertible currency outside the Russian Federation. Future movements in the exchange rates between the Russian Rouble and the US dollar will affect the carrying value of the Company’s Russian Rouble denominated monetary assets and liabilities. Such movements may also affect the Company’s ability to realize non-monetary assets represented in the US dollars in these consolidated financial statements. Any transaction of Russian Roubles amounts to US dollars should not be construed as a representation that such Russian Rouble amounts have been, could be, or will in the future be converted into US dollars at the exchange rate shown or at any other exchange rate.

Concentration of Credit Risk

SFAS ¹ 105 “Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk.

l)	Impairment of Long-Lived Assets
The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives when events or circumstances lead management to believe that the carrying value of an asset may not be recoverable. For the period ended December 31, 2006, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

3.     Cash and Cash Equivalents

Cash balances of 31 March 2007 and of 31 December 2006 included accounts denominated in Russian Roubles equivalent to 564$ and 12,179 $ respectively.

4.     Accounts and Notes Receivable

	March 31	December 31
	2007	2006

Accounts receivable from customers	20,407	2,499
Prepayments to vendors & suppliers	241,087	238,349
i.e.:
JSC “Sibneftemash”, for design work	238,349	238,349

Total accounts and notes receivable	261,494	240,848

5.    Inventories

	March 31	December 31
	2007	2006

Materials and supplies	48,819	54,606
Total inventories	48,819	54,606

6.    Property, Plant and Equipment

	March 31		December 31
	2007		2006
		Accumulated		Accumulated
	Cost	Depreciation	Cost	Depreciation

Computer and other electronic equipment	10,907	9,036	10,774	8,243

	10,907	9,036	10,774	8,243

Net carrying amount	1,870		2,531

7.     Construction in progress
These items remained unchanged for the period from 1 January 2007 till 31 March 2007. All expenses of the 1st quarter were administrative (office rent, salaries, etc) and were expenced in P&L account.
The construction in progress consists of the following items:

March 31
2006

Camp	196,175
Water supply point	39,696
Welt cluster ¹ 1 and technological services	475,969
Production plant	35,360
Sand-pit	102,515
Oil monitor box	51,765
Oil pipe line	3,108,307
Control complex for oil preparing and
pipeline transportation	1,109,714
Oil wells	1,898,218
Equipment work in construction	381,490
Total construction in progress	7,399,213

These assets are remote and difficult to access, the Company didn’t make up stock-taking. Instead of stock-taking the Company periodically handles their availability and condition. In addition to building and assembly jobs, tangible expenses Construction in progress assets include other direct expenses (rental expenses, ecological examination etc.) in amount of $185,157. Total construction in progress amounts of $7,399,213.

8.     Intangible assets

The Company has obtained licenses from the government authorities for:
a)
exploration activity, mineral exploration, mining operations of oil and gas in Gorstovoe oilfield, the license is valid till March 18, 2014. The Company has licensing agreement of use conditions in Gorstovoe oilfield which is the integral part of the license.

b)	well operations, the license is valid till January 31, 2008.
c)	mining of soil, the license is valid till December 31, 2008.
d)	surveyor operations, the license is valid till May 31, 2009.
e)	underground water extraction, the license is valid till December 31, 2010
The historical cost of these licenses is far below the material level.

9.     Other non-current assets

	March 31	December 31
	2007	2006

VAT deductible after the	1,481,335	1,463,344
construction work are completed
Deferred tax expenses	3,807	15,382
Other account receivable	580	573
Total	1,461,332	1,479,299

10.  Loans payable.

	March 31	December 31
	2007	2006

LLC “Regiongazstroi”	6,070	5,697
LLC “Stroiservis”	20,252	19,007
LLC “Managerial Company
“Tomsktruboprovodstroi”	567,177	532,307
Total	593,500	557,011

The Company receives interest loans short-term loans from financial company and partners of business on account of performance in the future of well operations and oil sales. The interests accrued on loans in the 1st quarter to be paid in future were added to the this item.

11.  Other Accounts Payable, Accrued Liabilities and Taxes except Corporate Income Tax

	December 31	December 31
	2005	2006

Taxes payable	16,258	10,250

Salaries payable	30,985	11,202

Other Accounts Payable i.e.:
LLC “Stroiservis” for the promissory	768,896	759,558
notes of Sberbank
Indebtedness for rent, services etceteras	113,045	79,770
Total	881,941	839,328

12.  Corporate Income Tax

The Company accounts for income tax pursuant to SFAS ¹ 109 “Accounting for Income Tax”. This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balance are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Corporate income tax rate applicable in 2006 is 24% of taxable income.

Under SFAS ¹ 109 income taxes are recognized for the following: a) amount of tax payable for the current year, b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

There were no corporate tax obligations accrued in the 1st quarter 2007.

13.   FINANCIAL INVESTMENT

During the present fiscal period the Company didn’t invest its money in Financial Investment. Promissory notes of Sberbank bought from LLC “Stroiservis” were used as instrument of payment for repayment of the loans.

14.  RETAINED EARNINGS (DEFICIT)

	March 1	January 1
	2007	2007

Retained earnings (deficit )	(2,011,359)	(1,635,177)
Current retained earnings (deficit)	(140,985)	(376,182)
Total	(2,152,344)	(2,011,359)

15.  CHARTERED CAPITAL

	December 31,	December 31,
	2005	2006

Authorized	9,033,267	9,033,267

Issued	9,033,267	9,033,267

For the period from December 31, 2006 till March 31, 2007 Chartered Capital denominated in Russian Roubles hadn’t been changed.